                                                                  EXHIBIT 10.12


                                  AMENDMENT NO. 1

          AMENDMENT NO. 1 dated as of May 6, 1999 among HEFTEL BROADCASTING CORPORATION (the "BORROWER"); the SUBSIDIARY GUARANTORS listed on the signature pages hereto; the LENDERS listed on the signature pages hereto (the "LENDERS"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

          The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of February 14, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT") providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrower. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

          Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 2.17(b) of the Credit Agreement shall be amended by replacing the dollar amount of "$30,000,000" therein in clause (i) of the last sentence thereof with "$75,000,000".

          2.03. Section 7.03(i) of the Credit Agreement is hereby amended by replacing the dollar amount of "$30,000,000" therein with the dollar amount "$75,000,000".

          Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Article IV to the Credit Agreement included reference to the Credit Agreement as amended by this Amendment No. 1.

          Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery by each of the Borrower, the Subsidiary Guarantors, and Lenders representing Required Lenders.

          Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                              HEFTEL BROADCASTING CORPORATION


                              By:      /s/ Jeffrey T. Hinson
                                  -------------------------------
                               Title:  Senior Vice President



                   SUBSIDIARY GUARANTORS
                   ---------------------

                              HEFTEL BROADCASTING TEXAS, L.P.
                                By Heftel GP Texas, Inc.,
                                 its general partner
                              HBC BROADCASTING TEXAS, INC.
                              HBC CHICAGO, INC.
                              HBC FLORIDA, INC.
                              HBC-LAS VEGAS, INC.
                              HBC NEW YORK, INC.
                              HBC TEXAS, INC.
                              KCYT-FM LICENSE CORP.
                              KECS-FM LICENSE CORP.
                              KESS-AM LICENSE CORP.
                              KESS-TV LICENSE CORP.
                              KHCK-FM LICENSE CORP.
                              KICI-AM LICENSE CORP.
                              KICI-FM LICENSE CORP.
                              KLSQ-AM LICENSE CORP.
                              KLVE-FM LICENSE CORP.
                              KMRT-AM LICENSE CORP.
                              KTNQ-AM LICENSE CORP.
                              KTNQ/KLVE, INC.
                              LA OFERTA, INC.
                              LICENSE CORP. NO. 1
                              LICENSE CORP. NO. 2
                              MI CASA PUBLICATIONS, INC.
                              SPANISH COAST-TO-COAST, LTD.
                              WADO-AM LICENSE CORP.
                              WGLI-AM LICENSE CORP.
                              WLXX-AM LICENSE CORP.
                              WPAT-AM LICENSE CORP.
                              WQBA-AM LICENSE CORP.
                              WQBA-FM LICENSE CORP.
                              WADO RADIO, INC.
                              TC TELEVISION, INC.
                              TICHENOR LICENSE CORPORATION
                              TMS ASSETS CALIFORNIA, INC.
                              TMS LICENSE CALIFORNIA, INC.



                              By:      /s/ Jeffrey T. Hinson
                                  -------------------------------
                               Title:  Senior Vice President

                   ---------------------------------


                              HBC HOUSTON LICENSE CORP.
                              HBC HOUSTON, INC.
                              HBC SAN DIEGO LICENSE CORP.
                              HBC SAN DIEGO, INC.
                              TICHENOR MEDIA SYSTEM, INC.
                              HEFTEL GP TEXAS, INC.
                              HBC TOWER COMPANY, INC.
                              MOMENTUM RESEARCH, INC.
                              HBC PHOENIX, INC.
                              HBC NETWORK, INC.


                              By:      /s/ Jeffrey T. Hinson
                                  --------------------------------
                               Title:  Senior Vice President



                            LENDERS
                            -------


                              THE CHASE MANHATTAN BANK
                               for itself, as Administrative Agent, and as Issuing Bank

                              By:      /s/ Tracey Navin Ewing
                                  -------------------------------
                               Title:  Vice President


                              BANK OF MONTREAL


                              By:      /s/ Ola Anderssen
                                  --------------------------
                               Title:   Director


                               THE BANK OF NOVA SCOTIA


                              By:      /s/ P. A. Weissenberger
                                  -------------------------------
                               Title:  Authorized Signatory


                               UNION BANK OF CALIFORNIA, N.A.


                              By:       /s/ Jenny Dongo
                                   -----------------------------
                                Title:  Assistant Vice President


                               CIBC, INC.


                              By:      /s/ Harold Birk
                                  --------------------------------------
                               Title:  Executive Director
                                       CIBC World Markets Corp. as Agent


                               FLEET BANK, N.A.


                              By:      /s/ Tanya M. Crossley
                                  -------------------------------
                               Title:  Vice President


                               TORONTO DOMINION (TEXAS), INC.


                              By:      /s/ Carol Brandt
                                  ----------------------------
                               Title:  Vice President


                               ABN AMRO BANK N.V.


                              By:      /s/ Eric R. Hollingsworth
                                  ------------------------------------
                               Title:  Vice President


                              By:      /s/ Diego Puiggari
                                  ------------------------------------
                               Title:  Group Vice President


                               CREDIT AGRICOLE INDOSUEZ


                              By:      /s/ Craig Welch
                                  ---------------------------------
                               Title:  First Vice President


                              By:      /s/ Michael G. Haggarty
                                  ---------------------------------
                               Title:  Vice President


                               THE BANK OF NEW YORK


                              By:      /s/ John R. Ciulla
                                  --------------------------------
                               Title:  Senior Vice President


                               SUNTRUST BANK, CENTRAL
                                 FLORIDA, N.A.


                              By:      /s/ David J. Edge
                                  --------------------------------
                               Title:  Vice President


                               MELLON BANK, N.A.


                              By:      /s/ Jennifer Livengood
                                  ---------------------------------
                               Title:  Officer


                               BANK OF HAWAII


                              By:      /s/ Bernadine M. Havertine
                                  -------------------------------------
                               Title:  Assistant Vice President


                               MICHIGAN NATIONAL BANK


                              By:      /s/ Draga B. Palincas
                                  -------------------------------------
                               Title:  Relationship Manager